SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 25, 1999
                                                         ----------------


                           Pilgrim Capital Corporation
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             (Exact name of registrant as specified in its charter)



          Delaware                   0-19799                     86-0670679
----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)



      40 North Central, 12th Floor
           Phoenix, Arizona                                         85004
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(Address of principal executive offices)                         (Zip Code)



                                 (602) 417-8100
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                         (Registrant's telephone number)
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ITEM 5. OTHER EVENTS.

     On October 25, 1999, the Board of Directors of Pilgrim Capital Corporation announced that Pilgrim will extend the opportunity for Pilgrim's shareholders to vote on the proposed acquisition of Pilgrim by ReliaStar Financial Corp. until Friday, October 29, 1999. The shareholder vote was scheduled for October 26, 1999. The voting period is being extended to give Pilgrim shareholders the opportunity to review ReliaStar's third quarter earnings information, which was announced on October 25, 1999. The Pilgrim board met with ReliaStar management on October 24, 1999 and made the decision to extend the shareholder meeting in consultation with ReliaStar. The special meeting of Pilgrim's shareholders will convene as scheduled on October 26, 1999 and will be adjourned to 9 a.m., Phoenix time, on Friday, October 29, 1999, at Pilgrim's offices.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibits.

     99. Press release of Pilgrim Capital Corporation dated October 25, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PILGRIM CAPITAL CORPORATION




Date: October 25, 1999                By: /s/ James M. Hennessy
                                          --------------------------------------
                                          James M. Hennessy,
                                          Executive Vice President and Secretary